Exhibit 10.1 (h)

PARTIAL SATISFACTION OF MORTGAGE

Know all men, that the undersigned hereby certifies that a certain Mortgage, Security Agreement, Assignment of Rents and Leases, Fixture Filing, Timber Filing and Financing Statement executed by Potlatch Forest Holdings, Inc., a Delaware corporation, and recorded on December 8, 2008 as Instrument No. 449098 in the records of the Clerk of the District Court of Shoshone County, Idaho, is satisfied and discharged AS TO THE PROPERTY DESCRIBED ON EXHIBIT A ATTACHED HERETO, but remains in full force and effect as to all other property described in said mortgage.

The lien of the undersigned AS TO THE PROPERTY DESCRIBED ON EXHIBIT A ATTACHED HERETO is hereby released.

Dated as of: June 28, 2011

BANK OF AMERICA, N.A., in its capacity as Collateral Agent

By:	/s/ Anthea Del Bianco

Name:	Anthea Del Bianco
Title:	Vice President

State of California

County of San Francisco

On this 28th day of June, in the year 2011, before me, a Notary Public in and for said state, personally appeared Anthea Del Bianco, known or identified to me to be the person(s) whose name(s) are subscribed to the within Instrument and acknowledged to me that they executed same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Liliana Claar
Liliana Claar, Notary Public

Notary Public for the State of	California

Residing at:

Commission Expires:	February 1, 2012

            /s/   Notary Seal

Exhibit A

The land is situated in the State of Idaho, County of Shoshone, and is described as follows:

Township 42 North, Range 1 East, B.M., Shoshone County, State of Idaho

Section 26:	SW1/4SW1/4, SE1/4SW1/4 - Except: Railroad Right of Way

Section 34:	SW1/4NE1/4, E1/2NW1/4, E1/2SW1/4, W1/2SE1/4, SE1/4SE1/4, NW1/4NE1/4

Section 35:	W1/2NE1/4, E1/2NW1/4, SW1/4, W1/2SE1/4, SE1/4SE1/4, SW1/4NW1/4

Township 42 North, Range 2 East, B.M., Shoshone County, State of Idaho

Section 3:	E1/2SW1/4, W1/2NW1/4SE1/4, SW1/4SE1/4, S1/2NW1/4, Lots 3 and 4

Section 4:	Lots 1, 4, S1/2NE1/4, S1/2NW1/4, N1/2SW1/4, SE1/4, SE1/4SW1/4
EXCEPT: That portion of the Southwest 1/4 of the Southeast 1/4 more particularly described as the R Place Minor Subdivision as recorded Instrument No. 438113, records of Shoshone County, State of Idaho.

Section 5:	Lots 1, 2, 3 and 4, S1/2NE1/4, S1/2NW1/4, NE1/4SW1/4, N1/2SE1/4, SE1/4SE1/4
EXCEPT: A parcel of land lying and being in the Southeast 1/4 of the Southeast 1/4 of Section 5, Township 42 North, Range 2 East, B.M., Shoshone County, State of Idaho described as follows:
Commencing at the Southwest corner of the Southeast 1/4 of the Southeast 1/4 of Section 5, Township 42 North, Range 2 East, B.M., Shoshone County, State of Idaho; thence
North 660 feet; thence
East 660 feet; thence
South 660 feet to the South section line of said Section 5; thence
West 660 feet to the place of beginning.
ALSO EXCEPT: That portion of the Northeast 1/4 of the Southwest 1/4 of Section 5, Township 42 North, Range 2 East, B.M, Shoshone County, State of Idaho lying South of the Clarkia Better Roads Highway District Backside Road and sometimes described as follows:
That portion of the Northeast 1/4 of the Southwest 1/4 of Section 5, Township 42 North, Range 2 East, B.M., Shoshone County, State of Idaho within the following boundary. Beginning at the junction of the forty line between the Northeast 1/4 of the Southwest 1/4 and the Northwest 1/4 of the Southwest 1/4 of Section 5 and the South right of way boundary line of the county road; thence
South along the forty line to the center 1/16th corner of the Southwest 1/4 of Section 5; thence
East along the forty line between the Northeast 1/4 of the Southwest 1/4 and the Southeast 1/4 of the Northwest 1/4 to its junction with the South right of way boundary of the county road; thence
Northwesterly along the South right of way boundary of the county road to the point of beginning.

Section 10:	SE1/4NW1/4, NE1/4NW1/4
EXCEPT: That portion of the Northeast 1/4 of the Northwest 1/4 of Section 10, Township 42 North, Range 2 East, B.M., Shoshone County, State of Idaho lying

South of Forest Highway No. 301 described as follows:
Beginning at a point from whence the North corner of said Section 10 bears North 00°13’11” East, a distance of 1012.69 feet; thence
South 00°13’11” West, 250.00 feet to a point; thence
South 43°06’44” West, 88.24 feet to a point; thence
South 78°13’58” West, 241.57 feet to a point; thence
North 84°01’24” West, 380.55 feet to a point; thence
North 57°38’52” West, 283.39 feet to a point; thence
North 36°55’41” West, 226.52 feet to a point; thence
North 28°35’18” West, 246.30 feet to a point; thence
North 39°00’05” West, 236.86 feet to a point on the West boundary line of the Northeast 1/4 of the Northwest 1/4 of said Section 10; thence
North 00°14’21” East, 264.56 feet to a point on the Southern boundary of Forest Highway 301; thence on and along said Southern boundary as follows:
South 39°47’13” East, 85.57 feet; thence
South 39°00’05” East, 371.55 feet; thence
South 28°35’18” East, 249.37 feet; thence
South 36°55’41” East, 183.42 feet; thence
South 57°38’52” East, 213.09 feet; thence
South 84°01’24” East, 314.75 feet to a point; thence
North 78°13’58” East, 161.93 feet to a point; thence
North 43°06’44” East, 174.23 feet to a point; thence
North 40°59’24” East, 43.87 feet to the point of beginning.
ALSO EXCEPT: Forest Highway No. 301 as shown on record of survey recorded as Instrument No. 437784, records of Shoshone County, State of Idaho.

Section 31:	Lots 4, E1/2SW1/4

Township 42 North, Range 3 East, B.M., Shoshone County, State of Idaho

Section 13:	S1/2NE1/4, SE1/4NW1/4, S1/2

Section 15:	S1/2

Section 21:	S1/2NE1/4, NW1/4NW1/4, S1/2NW1/4, El/2SW1/4, SE1/4

Section 22:	All

Section 23:	All

Section 24:	All

Section 25:	All

Section 26:	All

Section 27:	All

Section 28:	All

Section 29:	SE1/4, E1/2SW1/4, SW1/4NE1/4

Section 31:	Lots 3, 4, E1/2SW1/4, SE1/4

Section 32:	NE1/4, NE1/4SW1/4, S1/2S1/2, NE1/4SE1/4

Section 33:	All

Section 34:	All

Section 35:	All

Section 36:	All

Township 42 North, Range 4 East, B.M., Shoshone County, State of Idaho

Section 14:	S1/2NW1/4, SW1/4

Section 15:	SE1/4SE1/4

Section 18:	Lots 3, 4, SE1/4SW1/4

Section 19:	Lots 1, 2, 3, 4, E1/2W1/2, SW1/4NE1/4, SE1/4SE1/4

Section 22:	S1/2NE1/4, NE1/4NE1/4, SE1/4SW1/4, SW1/4SE1/4

Section 26:	SW1/4SW1/4

Section 27:	NW1/4, NW1/4NE1/4, SE1/4, N1/2SW1/4, SE1/4SW1/4

Section 28:	E1/2NE1/4

Section 30:	All

Section 31:	Lots 1, 2, 3, 4, E1/2W1/2, NE1/4, W1/2NW1/4SE1/4, W1/2NE1/4NW1/4SE1/4

Section 34:	NE1/4, E1/2NW1/4

Township 42 North, Range 5 East, B.M., Shoshone County, State of Idaho

Section 28:	W1/2W1/2

Section 34:	All

Township 43 North, Range 1 East, B.M. Shoshone County, State of Idaho:

Section 1:	ALL, being also known as Government Lots 1, 2, 3 and 4; S1/2 N1/2; and the S1/2.

Section 2:	Government Lots 1, 2, 3 and 4; SW1/4; and the W1/2 SE1/4.

Section 3:	Government Lot 1; SE1/4NE1/4; NW1/4SE1/4; NE1/4SE1/4; S1/2 SE1/4; and that portion of the SE1/4SW1/4 that lies in Shoshone County.

Section 10:	The N1/2NE1/4; S1/2NE1/4; SE1/4; and that portion of the NW1/4 that lies in Shoshone County.

Section 11:	ALL.

Section 12:	The N1/2NE1/4.

Section 14:	The W1/2NW1/4; SE1/4; N1/2SW1/4; N1/2SW1/4SW1/4; SE1/4SW1/4; W1/2NE1/4; SE1/4NE1/4; NE1/4NW1/4; and that part of the SE1/4NW1/4 lying in Shoshone County.

Section 15:	The NE1/4; E1/2NW1/4; NE1/4SE1/4; NW1/4SE1/4 except that portion lying southwesterly of a line drawn from the northwest to the southeast corner of said NW1/4SE1/4; SE1/4SE1/4 except that portion of the SE1/4SE1/4SE1/4 lying northeasterly of the northeast line of State Highway No.7 and except said State Highway and also except the Chicago Milwaukee railroad right of way.

Section 22:	The NE1/4NE1/4, except the Chicago Milwaukee railroad right of way.

Section 23:	The NE1/4; N1/2N1/2NE1/4NW1/4.

Section 24:	The SE1/4SW1/4 and the SW1/4SW1/4 except the Chicago Milwaukee railroad right of way, State Highway No. 7 and except that portion of the SW1/4SW1/4 lying south and west of said Highway as conveyed by Potlatch Corporation to Potlatch Forest Products, a Delaware Corp., by Deed recorded Jan. 19, 2006, Inst. 428581, records of Shoshone County; SW1/4NE1/4; SE1/4NW1/4; and the SE1/4.

Section 25:	The SE1/4SE1/4.

Section 26:	The S1/2; S1/2NW1/4; and the SW1/4NE1/4.

Section 27:	The SE1/4NE1/4; E1/2SE1/4; and the SW1/4SE1/4.

Section 34:	The W1/2NE1/4; W1/2SE1/4; and the E1/2NE1/4.

Section 35:	The NE1/4NE1/4; W1/2NE1/4; NW1/4; SE1/4NE1/4; W1/2SE1/4; and the NE1/4SE1/4.

Township 43 North, Range 2 East, B.M., Shoshone County, State of Idaho:

Section 5:	The W1/2, being also known as Government Lots 3 and 4, S1/2NW1/4 and the SW1/4.

Section 6:	ALL, being also known as Government Lots 1 7, inclusive, S1/2NE1/4, SE1/4NW1/4, E1/2SW1/4 and the SE1/4.

Section 7:	The N1/2NW1/4, being also known as Government Lot 1 and the NE1/4NW1/4.

Section 8:	The NI /2NW1/4 and the NW1/4NE1/4.

Section 18:	The SW1/4.

Section 19:	ALL, being Government Lots 1-4 inclusive, the E1/2W1/2 and the E1/2

Section 20:	The SW1/4NW1/4; SW1/4; and the S1/2SE1/4.

Section 29:	ALL.

Section 30:	ALL, being Government Lots 1-4 inclusive, the E1/2W1/2 and the E1/2.

Section 32:	ALL.

Section 33:	The NE1/4; NE1/4NW1/4; S1/2NW1/4; W1/2SW1/4; and the E1/2SE1/4.

Section 34:	The NE1/4NE1/4; N1/2NW1/4; SW1/4NW1/4; SW1/4; and the W1/2SE1/4.

Section 35:	The N1/2NE1/4; N1/2NW1/4; and the SE1/4NW1/4.

Township 43 North, Range 3 East, B.M. Shoshone County, State of Idaho:

Section 30:	The NE1/4NW1/4 and Government Lot 1.

Township 44 North, Range 1 East, B.M., Shoshone County, State of Idaho:

Section 15:	SE1/4SW1/4, E1/2SE1/4, SW1/4SE1/4
EXCEPT: Any portion lying outside Shoshone County

Section 22:	N1/2NE1/4, SW1/4NE1/4, E1/2W1/2, SE1/4
EXCEPT: Any portion lying outside Shoshone County

Section 24:	NE1/4, E1/2NW1/4, NW1/4NW1/4

Section 26:	SW1/4

Section 27:	NE1/4, E1/2NW1/4
EXCEPT: Any portion lying outside Shoshone County

Section 34:	SE1/4
EXCEPT: Railroad Right of Way

Section 35:	SW1/4SW1/4
EXCEPT: Railroad Right of Way

Township 46 North, Range 1 East, B.M., Shoshone County, State of Idaho

Section 25:	W1/2NW1/4, W1/2SW1/4

Section 26:	NE1/4, SE1/4NW1/4, S1/2NW1/4NW1/4, S1/2S1/2NE1/4NW1/4, SW1/4NW1/4, NW1/4SW1/4, NE1/4SW1/4, S1/2SW1/4, SE1/4

Section 27:	S1/2N1/2NE1/4, S1/2NE1/4, N1/2SE1/4, and that portion of the NW1/4 which lies in Shoshone County.